                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                               /s/ RONALD O. PERELMAN
                                               -------------------------------
                                               RONALD O. PERELMAN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                               /s/ HOWARD GITTIS
                                               ------------------------------
                                               HOWARD GITTIS

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                                 /s/ J. ERIC HANSON
                                                 --------------------------
                                                 J. ERIC HANSON

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                                /s/ THEO W. FOLZ
                                                ----------------------------
                                                THEO W. FOLZ

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                            /s/ IRWIN ENGELMAN
                                            ----------------------------
                                            IRWIN ENGELMAN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                            /s/ JAYMIE A. DURNAN
                                            --------------------------------
                                            JAYMIE A. DURNAN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                            /s/ BRUCE SLOVIN
                                            --------------------------
                                            BRUCE SLOVIN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                                /s/ LAURENCE WINOKER
                                                ----------------------------
                                                LAURENCE WINOKER

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                               /s/ E. GREGORY HOOKSTRATTEN
                                               -------------------------------
                                               E. GREGORY HOOKSTRATTEN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                                 /s/ LANCE LIEBMAN
                                                 -----------------------------
                                                 LANCE LIEBMAN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                                /s/ PAUL M. MEISTER
                                                ---------------------------
                                                PAUL M. MEISTER

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M & F WORLDWIDE CORP. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November 1997.


                                                 /s/ JAMES G. ROCHE
                                                 ----------------------------
                                                 JAMES G. ROCHE